Exhibit 99.1 PRESS RELEASE CONTACT: Vectrus Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com Vectrus Announces Fourth Quarter 2019 and Full-Year Results • Q4 revenue +11% to $365 million; Organic revenue1 +7% Y/Y • Q4 diluted EPS of $0.91; Adjusted diluted EPS1 of $0.93, +27% Y/Y • 2019 revenue +8% to $1.4 billion; Organic revenue1 +6% Y/Y • 2019 diluted EPS of $2.99; Adjusted diluted EPS1 of $3.21 • Grew Air Force revenue 22%, Navy 45%, added new clients in 2019 • Army intends to proceed with the previously awarded LOGCAP V contracts • Establishing 2020 revenue guidance of $1.475B-$1.525B and diluted EPS guidance of $3.48-$3.81 COLORADO SPRINGS, Colo., March 3, 2020 — Vectrus, Inc. (NYSE:VEC) announced fourth quarter and full-year 2019 financial results. Fourth quarter revenue was $365.3 million, operating income was $15.6 million (4.3% margin), diluted earnings per share (EPS) were $0.91 and adjusted diluted EPS1 were $0.93. Full year revenue was $1,382.6 million, operating income was $51.6 million (3.7% margin), diluted EPS were $2.99 and adjusted diluted EPS1 were $3.21. Net cash provided by operating activities for 2019 was $27.6 million. “2019 was a year of continued strategic and financial momentum. Revenue growth and margin expansion remained strong through the fourth quarter as we phased in new business and increased our share with existing and new clients,” said Chuck Prow, president and chief executive officer. “During the year we invested internally and through M&A to advance our talent and capabilities to support expected significant volume increases in 2020 and beyond. On the eve of LOGCAP V phase-in, with new recent business wins and $2.5 billion in bids submitted, we remain confident in our strategy and on track to our goal of $2.5 billion in revenue and 7% EBITDA margin by 2023.” Fourth Quarter 2019 Results Fourth quarter 2019 revenue of $365.3 million increased $35.7 million or 11% compared to fourth quarter 2018. The increased revenue included organic growth of 7%, attributable mainly to increases from Middle East programs, and growth in the U.S. partly attributable to the third quarter 2019 acquisition of Advantor Systems Corporation (Advantor), which contributed $12.4 million in the quarter. 1

Exhibit 99.1 For the fourth quarter 2019, operating income was $15.6 million or 4.3% margin. EBITDA1 was $17.6 million or 4.8% margin for the fourth quarter 2019, compared to $13.9 million or 4.2% margin in the fourth quarter 2018. Adjusted EBITDA1 was $18.0 million or 4.9% margin for the fourth quarter 2019, compared to $13.9 million or 4.2% margin in the fourth quarter of 2018. Fourth quarter 2019 diluted EPS was $0.91 compared to $0.89 in the fourth quarter of 2018. Diluted EPS for the fourth quarter 2019 includes $0.02 per share relating to M&A costs associated with the Advantor acquisition and LOGCAP V pre-operational legal costs. Excluding these costs, adjusted diluted EPS1 for the fourth quarter 2019 was $0.93. The company's effective tax rate in the fourth quarter 2019 was 23.9%, compared to 9.6% in the fourth quarter of 2018. The fourth quarter 2018 tax rate was lower due to a one-time tax benefit associated with tax reform under the Tax Cuts and Jobs Act (TCJA). On an adjusted basis diluted EPS grew 27% in the fourth quarter of 2019. Net cash used by operating activities for the quarter ended December 31, 2019, was $0.9 million, compared to cash generated from operating activities of $31.4 million in the fourth quarter of 2018. Fourth quarter 2019 cash from operating activities was impacted by the timing of a temporary collection issue that has been resolved in the first quarter 2020. Days sales outstanding (DSO) was 66 days in the fourth quarter of 2019. Total debt at December 31, 2019 was $70.5 million, down $4.5 million from $75.0 million at December 31, 2018. Cash at quarter-end was $35.3 million. As of December 31, 2019, total consolidated indebtedness to consolidated EBITDA1 (total leverage ratio) was 0.97x. Total backlog at December 31, 2019 was $2.8 billion and funded backlog was $707 million. Total backlog does not include the LOGCAP V award value of $1.38 billion, the $122 million OMDAC- SWACA extension received in the first quarter of 2020, or the expected $275 million K-BOSSS extension. The trailing twelve-month book-to-bill was 0.8x as of December 31, 2019. “As we anticipated, Vectrus’ growth remained strong throughout the second half of 2019, with fourth quarter revenue growth of 11%, 7% of which was organic, and adjusted EBITDA1 growth of 29%,” said Susan Lynch, senior vice president and chief financial officer. “While net cash from operations was hindered in the quarter by a now-resolved temporary collection issue, our ability to generate strong cash flow, an important characteristic of our business, is unimpeded, and we expect to generate over 100% cash conversion to net income going forward." Full Year 2019 Results 2019 revenue of $1.38 billion increased $103.3 million or 8% compared to 2018. The increased revenue included organic growth of 6%, attributable mainly to increases from Middle East programs, growth in the U. S., partly attributable to the third quarter 2019 acquisition of Advantor, which contributed $22.7 million in the year, as well as European programs. 2

Exhibit 99.1

For the full year 2019 operating income was $51.6 million or 3.7% margin. 2019 EBITDA[1] was $58.1 million or 4.2% margin, compared to $52.1 million or 4.1% margin in 2018. Adjusted EBITDA[1] was $61.4 million or 4.4% margin for the year, compared to $53.6 million or 4.2% margin in 2018.

2019 diluted EPS was $2.99 compared to $3.10 in 2018. Diluted EPS for the year includes $0.22 per share relating to M&A costs and LOGCAP V pre-operational legal costs. Excluding these costs, adjusted diluted EPS[1] for 2019 was $3.21. The company's effective tax rate in 2019 was 23.1%.

Establishing 2020 Guidance

Prow continued, "At the mid-point, our initial 2020 guidance contemplates 14% EPS growth on expanded margins and a somewhat slower than originally anticipated phase-in for LOGCAP V. Our highest immediate priority is a flawless LOGCAP V startup. Other key priorities include advancement of our efforts to continuously improve operating performance as well as additional strategic M&A to expand our client set and capabilities to strengthen our leadership in the converged market."

Prow concluded, "We expect 2020 to be another strong year for Vectrus. I thank our teams for their continued hard work as we transform Vectrus into a higher value and differentiated platform and for their dedication to our support of our servicemen and women in their critical missions around the globe."

Vectrus is using non-GAAP measures including adjusted operating income and margin[1], EBITDA[1], adjusted EBITDA and margin[1], adjusted net income[1], adjusted diluted earnings per shares[1] and organic revenue[1]. In the Company's opinion, these non-GAAP measures better reflect the underlying operations of the business. See the information in "Key Performance Indicators and Non-GAAP Financial Measures" below.

Within the 2020 revenue guidance range, the low end reflects a conservative view on LOGCAP V timing with minimal revenue from the program in 2020; the high end of guidance is based on the currently anticipated phase-in schedule. Revenue, EBITDA margin, and diluted EPS are expected to build sequentially through 2020. In addition, our guidance assumes, capital expenditures of $7.0 million, depreciation and amortization of $8.4 million, mandatory debt payments of $6.5 million, interest expense of $5.6 million, tax rate of 23 percent, and weighted average diluted shares outstanding of 11.8 million at December 31, 2020.

$ millions, except for EBITDA margins and per share amounts	2020 Guidance			2020 Mid
Revenue	$1,475	to	$1,525	$1,500
EBITDA Margin*	4.6%	to	4.8%	4.7%
Diluted Earnings Per Share*	$3.48	to	$3.81	$3.67
Net Cash Provided by Operating Activities	$45.0	to	$55.0	$50.0

3

Exhibit 99.1 * EBITDA margin and Diluted Earnings Per Share excludes any potential unusual or special one-time items The Company notes that forward-looking statements of future performance made in this release, including without limitation 2020 guidance and the timing of an expectations for the LOGCAP V award are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Fourth Quarter 2019 Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Tuesday, March 3, 2020. U.S.-based participants may dial in to the conference call at 877-407-0792, while international participants may dial 201-689-8263. For all other listeners, a live webcast of the conference call will be available on the Vectrus Investor Relations website at http://investors.vectrus.com. An accompanying slide presentation will also be available on the Vectrus Investor Relations website. A replay of the conference call will be posted on the Vectrus website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through March 17, 2020, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 13699361. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for reconciliation. About Vectrus Vectrus is a leading provider of global service solutions with a history in the services market that dates back more than 70 years. The company provides facility and base operations; supply chain and logistics services; information technology mission support; and engineering and digital technology services primarily to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long-term customer relationships and a strong commitment to its clients’ mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 7,200 employees spanning 148 locations in 26 countries and territories across four continents. In 2019, Vectrus generated sales of $1.4 billion. To learn about career opportunities at Vectrus, visit www.vectrus.com/careers. For more information, visit the company’s website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all of the statements and items listed in the table in "2020 Guidance" above and other assumptions contained therein for purposes of such guidance, other statements about our 2020 performance outlook, cash flow generation, our five-year growth plan, revenue (including 2020 revenue) and DSO, our credit facility, debt payments, expense savings, contract opportunities, bids and awards, including the LOGCAP V award, collections, business strategy, outlook, objectives, 4

Exhibit 99.1 plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: our dependence on a few large contracts for a significant portion of our revenue; competition in our industry; our mix of cost-plus, cost-reimbursable, and firm-fixed price contracts; our dependence on the U.S. government and the importance of our maintaining a good relationship with the U.S. government, our ability to submit proposals for and/or win potential opportunities in our pipeline; our ability to retain and renew our existing contracts; protests of new awards; including protests of the LOGCAP V award and task orders; any acquisitions, investments or joint ventures, including the integration of Advantor and other acquisitions into our business; our international operations, including the economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. government military operations; changes in, or delays in the completion of, U.S. or international government budgets or government shutdowns; government regulations and compliance therewith, including changes to the Department of Defense procurement process; changes in technology; intellectual property matters; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; our success in expanding our geographic footprint or broadening our customer base, markets and capabilities; our ability to realize the full amounts reflected in our backlog; impairment of goodwill; our performance of our contracts and our ability to control costs; our level of indebtedness; our compliance with the terms of our credit agreement; subcontractor and employee performance and conduct; our teaming arrangements with other contractors; economic and capital markets conditions; our ability to retain and recruit qualified personnel; our maintenance of safe work sites and equipment; our compliance with applicable environmental, health and safety regulations; our ability to maintain required security clearances; any disputes with labor unions; costs of outcome of any legal proceedings; security breaches and other disruptions to our information technology and operations; changes in our tax provisions, or exposure to additional income tax liabilities; changes in U.S. generally accepted accounting principles; accounting estimates made in connection with our contracts; the adequacy of our insurance coverage; the volatility of our stock price; our exposure to interest rate risk; our compliance with public company accounting and financial reporting requirements; timing of payments by the U.S. government; risks and uncertainties relating to the spin-off from our former parent; and other factors set forth in Part I, Item 1A, - “Risk Factors,” and elsewhere in our 2019 Annual Report on Form 10-K and described from time to time in our future reports filed with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 5

Exhibit 99.1 VECTRUS, INC. CONSOLIDATED STATEMENTS OF INCOME Year Ended December 31, (In thousands, except per share data) 2019 2018 2017 Revenue $ 1,382,642 $ 1,279,304 $ 1,114,788 Cost of revenue 1,252,711 1,164,609 1,012,840 Selling, general and administrative expenses 78,316 66,372 60,728 Operating income 51,615 48,323 41,220 Interest expense, net (6,470) (5,071) (4,640) Income from operations before income taxes 45,145 43,252 36,580 Income tax expense (benefit) 10,429 7,956 (22,917) Net income $ 34,716 $ 35,296 $ 59,497 Earnings per share Basic $3.03 $3.14 $5.40 Diluted $2.99 $3.10 $5.31 Weighted average common shares outstanding - basic 11,444 11,224 11,021 Weighted average common shares outstanding - diluted 11,612 11,378 11,209 6

Exhibit 99.1 VECTRUS, INC. CONSOLIDATED BALANCE SHEETS December 31, December 31, (In thousands, except share information) 2019 2018 Assets Current assets Cash $ 35,318 $ 66,145 Receivables 269,239 232,119 Other current assets 16,154 15,063 Total current assets 320,711 313,327 Property, plant, and equipment, net 19,144 13,419 Goodwill 261,983 233,619 Intangible assets, net 14,926 8,630 Right-of-use assets 14,654 — Other non-current assets 5,066 3,248 Total non-current assets 315,773 258,916 Total Assets $ 636,484 $ 572,243 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 148,015 $ 156,393 Compensation and other employee benefits 53,155 41,790 Short-term debt 6,500 4,500 Other accrued liabilities 34,587 22,303 Total current liabilities 242,257 224,986 Long-term debt, net 63,041 69,137 Deferred tax liability 49,808 55,358 Other non-current liabilities 19,997 1,462 Total non-current liabilities 132,846 125,957 Total liabilities 375,103 350,943 Commitments and contingencies Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 11,523,691 and 11,266,906 shares issued and outstanding as of December 31, 2019 and 2018, respectively 115 113 Additional paid in capital 78,757 71,729 Retained earnings 187,591 152,616 Accumulated other comprehensive loss (5,082) (3,158) Total shareholders' equity 261,381 221,300 Total Liabilities and Shareholders' Equity $ 636,484 $ 572,243 7

Exhibit 99.1 VECTRUS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS Year Ended December 31, (In thousands) 2019 2018 2017 Operating activities Net income $ 34,716 $ 35,296 $ 59,497 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 3,379 1,798 1,686 Amortization of intangible assets 3,111 1,999 — Loss on disposal of property, plant, and equipment 62 348 — Stock-based compensation 8,262 4,096 4,467 Amortization of debt issuance costs 404 426 1,464 Changes in assets and liabilities: Receivables (21,148) (24,646) 178 Other assets 1,537 (8,193) 3,455 Accounts payable (11,733) 29,960 (4,346) Billings in excess of costs — — 2,345 Deferred taxes (6,772) 475 (35,321) Compensation and other employee benefits 9,652 178 3,256 Other liabilities 6,087 (1,681) (1,271) Net cash provided by operating activities 27,557 40,056 35,410 Investing activities Purchases of capital assets (16,151) (10,025) (2,344) Proceeds from the disposition of assets 5,400 33 — Acquisition of business, net of cash acquired (45,074) (36,855) — Net cash (used in) investing activities (55,825) (46,847) (2,344) Financing activities Proceeds from issuance of long-term debt — — 80,000 Repayments of long-term debt (4,500) (4,000) (86,000) Proceeds from revolver 333,500 207,000 42,500 Repayments of revolver (333,500) (207,000) (42,500) Proceeds from exercise of stock options 3,672 1,595 2,031 Payment of debt issuance costs — — (1,844) Payments of employee withholding taxes on share-based compensation (1,068) (880) (1,317) Net cash (used in) financing activities (1,896) (3,285) (7,130) Exchange rate effect on cash (663) (1,232) 3,866 Net change in cash (30,827) (11,308) 29,802 Cash-beginning of year 66,145 77,453 47,651 Cash-end of year $ 35,318 $ 66,145 $ 77,453 Supplemental Disclosure of Cash Flow Information: Interest paid $ 6,229 $ 4,973 $ 5,886 Income taxes paid $ 4,511 $ 11,588 $ 4,802 Non-cash investing activities: Purchase of capital assets on account $ 556 $ 1,128 $ — 8

Exhibit 99.1 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items, M&A transaction and non-recurring integration costs, and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. 9

Exhibit 99.1 • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items, M&A transaction and non- recurring integration costs, and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Organic revenue is defined as Revenue, adjusted to exclude revenue from acquired companies. 10

Exhibit 99.1

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Year Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Year Ended December 31, 2019 As Reported - Adjusted
Revenue	$ 1,382,642		$ —	$ —	$ 1,382,642
Operating income	$ 51,615		$ 2,121	$ 1,166	$ 54,902
Operating margin	3.7%				4.0%
Interest expense, net	$ (6,470)		$ —	$ —	$ (6,470)
Income from operations before income taxes	$ 45,145		$ 2,121	$ 1,166	$ 48,432
Income tax expense	$ 10,429		$ 490	$ 269	$ 11,188
Income tax rate	23.1%				23.1%
Net income	$ 34,716		$ 1,631	$ 897	$ 37,244
Weighted average common shares outstanding, diluted	11,612				11,612
Diluted earnings per share	$ 2.99				$ 3.21

EBITDA (Non-GAAP Measures)

(In thousands)	Year Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Year Ended December 31, 2019 As Reported - Adjusted
Operating Income	$ 51,615	$ —	$ 2,121	$ 1,166	$ 54,902
Add:					
Depreciation and amortization	$ 6,490		$ —	$ —	$ 6,490
EBITDA	$ 58,105	$ —	$ 2,121	$ 1,166	$ 61,392
EBITDA Margin	4.2%				4.4%

[1] 2019 Costs related to M&A and Integration of acquisitions

[2] 2019 LOGCAP V Pre-Operational legal cost

11

Exhibit 99.1

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Year Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Year Ended December 31, 2018 As Reported - Adjusted
Revenue	$ 1,279,304	$ —	$ —		$ 1,279,304
Operating income	$ 48,323	$ —	$ 1,474	$ —	$ 49,797
Operating margin	3.8%				3.9%
Interest expense, net	$ (5,071)	$ —	$ —		$ (5,071)
Income from operations before income taxes	$ 43,252	$ —	$ 1,474	$ —	$ 44,726
Income tax expense	$ 7,956	$ 1,854	$ 271	$ —	$ 10,081
Income tax rate	18.4%				22.5%
Net income	$ 35,296	$ (1,854)	$ 1,203	$ —	$ 34,645
Weighted average common shares outstanding, diluted	11,378				11,378
Diluted earnings per share	$ 3.10				$ 3.04

EBITDA (Non-GAAP Measures)

(In thousands)	Year Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Year Ended December 31, 2018 As Reported - Adjusted
Operating Income	$ 48,323	$ —	$ 1,474	$ —	$ 49,797
Add:					
Depreciation and amortization	$ 3,798	$ —	$ —		$ 3,798
EBITDA	$ 52,121	$ —	$ 1,474	$ —	$ 53,595
EBITDA Margin	4.1%				4.2%

[1] One-time tax benefit

[2] 2019 Costs related to M&A and Integration of acquisitions

[3] 2019 LOGCAP V Pre-Operational legal cost

12

Exhibit 99.1

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Three Months Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Three Months Ended December 31, 2019 As Reported - Adjusted
Revenue	$ 365,271		—	—	$ 365,271
Operating income	$ 15,626		$ (11)	$ 390	$ 16,005
Operating margin	4.3%				4.4%
Interest expense, net	$ (1,659)		$ —	$ —	$ (1,659)
Income from operations before income taxes	$ 13,967	$ —	$ (11)	$ 390	$ 14,346
Income tax expense	$ 3,341		$ (3)	$ 93	$ 3,431
Income tax rate	23.9%				23.9%
Net income	$ 10,626	$ —	$ (8)	$ 297	$ 10,915
Weighted average common shares outstanding, diluted	11,728				11,728
Diluted earnings per share	$ 0.91				$ 0.93

EBITDA (Non-GAAP Measures)

(in thousands)	Three Months Ended December 31, 2019 As Reported	Non-recurring return to provision true-ups	M&A Related Costs[1]	LOGCAP V Pre-Operational Legal Costs[2]	Three Months Ended December 31, 2019 As Reported - Adjusted
Operating Income	$ 15,626		$ (11)	$ 390	$ 16,005
Add:					
Depreciation and amortization	$ 1,992		$ —	$ —	$ 1,992
EBITDA	$ 17,618	$ —	$ (11)	$ 390	$ 17,997
EBITDA Margin	4.8%				4.9%

[1] 2019 Costs related to M&A and Integration of acquisitions

[2] 2019 LOGCAP V Pre-Operational legal cost

13

Exhibit 99.1

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

(In thousands, except per share data)	Three Months Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Three Months Ended December 31, 2018 As Reported - Adjusted
Revenue	$ 329,560	—			$ 329,560
Operating income	$ 12,647	$ —	$ —	$ —	$ 12,647
Operating margin	3.8%				3.8%
Interest expense, net	$ (1,452)	$ —			$ (1,452)
Income from operations before income taxes	$ 11,195	$ —	$ —	$ —	$ 11,195
Income tax expense	$ 1,072	$ 1,854	$ —	$ —	$ 2,926
Income tax rate	9.6%				26.1%
Net income	$ 10,123	$ (1,854)	$ —	$ —	$ 8,269
Weighted average common shares outstanding, diluted	11,369				11,369
Diluted earnings per share	$ 0.89				$ 0.73

EBITDA (Non-GAAP Measures)

(In thousands)	Three Months Ended December 31, 2018 As Reported	Non-recurring return to provision true-ups[1]	M&A Related Costs[2]	LOGCAP V Pre-Operational Legal Costs[3]	Three Months Ended December 31, 2018 As Reported - Adjusted
Operating Income	$ 12,647	$ —	$ —	$ —	$ 12,647
Add:					
Depreciation and amortization	$ 1,252				$ 1,252
EBITDA	$ 13,899	$ —	$ —	$ —	$ 13,899
EBITDA Margin	4.2%				4.2%

[1] One-time tax benefit

[2] 2019 Costs related to M&A and Integration of acquisitions

[3] 2019 LOGCAP V Pre-Operational legal cost

14

Exhibit 99.1 Organic Revenue (Non-GAAP Measure) Three Months Three Months Ended Ended September 27, December 31, 2019 As 2019 As Reported - (In thousands) Reported Advantor Organic Revenue $ 365,271 $ 12,433 $ 352,838 Three Months Three Months Ended Ended September 28, December 31, 2018 As 2018 As Reported - (In thousands) Reported Organic Revenue $ 329,560 $ 329,560 Organic Revenue $ Increase $ 23,278 Organic Revenue % Increase 7.1% Organic Revenue (Non-GAAP Measure) Year Ended Year Ended December 31, December 31, 2019 As 2019 As Reported - (In thousands) Reported Advantor Organic Revenue $ 1,382,642 $ 22,668 $ 1,359,974 Year Ended Year Ended December 31, December 31, 2018 As 2018 As Reported - (In thousands) Reported Organic Revenue $ 1,279,304 $ 1,279,304 Organic Revenue $ Increase $ 80,670 Organic Revenue % Increase 6.3% 15

Exhibit 99.1

SUPPLEMENTAL INFORMATION

Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Client

	Year Ended December 31,					
(In thousands)	2019	% of Total	2018	% of Total	2017	% of Total
Army	$ 948,235	69%	$ 934,427	73%	$ 915,554	82%
Air Force	317,701	23%	259,511	20%	177,338	16%
Navy	56,241	4%	38,802	3%	21,896	2%
Other	60,465	4%	46,564	4%	—	—%
Total revenue	$ 1,382,642		$1,279,304		$ 1,114,788	

Revenue by Contract Type

	Year Ended December 31,					
(In thousands)	2019	% of Total	2018	% of Total	2017	% of Total
Cost-plus and cost-reimbursable [1]	$ 1,046,982	76%	$ 995,415	78%	$ 818,908	73%
Firm-fixed-price	335,660	24%	283,889	22%	295,880	27%
Total revenue	$ 1,382,642		$1,279,304		$ 1,114,788	

[1] Includes time and material contracts

Revenue by Contract Relationship

	Year Ended December 31,					
(In thousands)	2019	% of Total	2018	% of Total	2017	% of Total
Prime contractor	$ 1,296,015	94%	$1,200,726	94%	$ 1,083,485	97%
Subcontractor	86,627	6%	78,578	6%	31,303	3%
Total revenue	$ 1,382,642		$1,279,304		$ 1,114,788	

Revenue by Geographic Region

	Year Ended December 31,					
(In thousands)	2019	% of Total	2018	% of Total	2017	% of Total
Middle East	$ 939,685	68%	$ 889,620	70%	$ 871,821	78%
United States	304,947	22%	269,750	21%	168,003	15%
Europe	138,010	10%	119,934	9%	74,964	7%
Total revenue	$ 1,382,642		$1,279,304		$ 1,114,788	

Source: Vectrus, Inc.

16